UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported):   October 26, 2001





                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                                     1-9876
                            ------------------------
                            (Commission File Number)




                        Texas                                    74-1464203
      ------------------------------------------             ----------------
           (State or other jurisdiction of                   (I.R.S. Employer
           incorporation or organization)                   Identification No.)

       2600 Citadel Plaza Drive, Suite 300, Houston, Texas              77008
----------------------------------------------------------    ----------------
          (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------

------

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     During the period from January 1, 2001 through the date of this filing, Weingarten Realty Investors acquired a portfolio of 19 retail centers (the "Golden State Portfolio"), ten other retail centers and one industrial project. Material factors considered in each of the acquisitions made by the Company include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in acquisitions during 2001 is $461 million. Audited financial statements and unaudited pro forma financial information on these properties are submitted in
ITEM 7. below. Audited financial statements for the Golden State Portfolio were previously filed under our Form 8-K dated June 23, 2001 and, accordingly, are not included herein.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)  Financial  statements  of  businesses  acquired:

       Colonial  Plaza  Market  Center

         (i)     Independent  Auditors'  Report

         (ii) Statement of Revenue and Certain Expenses for the Year Ended December 31, 2000

         (iii)   Notes  to  Statement  of  Revenue  and  Certain  Expenses


     (b) Pro Forma Condensed Financial Statements (unaudited) of Weingarten Realty Investors, the Acquired Properties and Other Acquisitions

          1. Pro Forma Condensed Statement of Consolidated Income for the Six Months Ended June 30, 2001

          2.    Pro  Forma Condensed Balance Sheet as of June 30,  2001

          3.    Notes  and  Significant  Assumptions

     (c)  Exhibits:

          Included herewith is Exhibit No. 23.1, the Consent of the Independent Accountants

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of the Colonial Plaza Market Center ("Colonial") for the year ended December 31, 2000. This statement of revenue and certain expenses is the responsibility of the Colonial management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenue and certain expense presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of Colonial's revenue and expenses.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Colonial Plaza Market Center for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston, Texas
September  13,  2001


                          COLONIAL PLAZA MARKET CENTER
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


REVENUE:
    Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5,021,523
    Tenant reimbursements. . . . . . . . . . . . . . . . . . . . . .   1,746,738
                                                                      ----------
              Total Revenue. . . . . . . . . . . . . . . . . . . . .   6,768,261
                                                                      ----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . . . . . . . . . .     720,955
    Real estate taxes and assessments. . . . . . . . . . . . . . . .   1,162,178
                                                                      ----------
              Total Certain Expenses . . . . . . . . . . . . . . . .   1,883,133
                                                                      ----------

EXCESS OF REVENUE OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $4,885,128
                                                                      ==========

See accompanying notes to statement of revenue and certain expenses.

COLONIAL  PLAZA  MARKET  CENTER
NOTES  TO  STATEMENT  OF  REVENUE  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2000


1.  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Organization - The accompanying statement of revenue and certain expenses includes the operations of the Colonial Plaza Market Center ("Colonial").
Colonial was purchased by Weingarten Realty Investors (the "Company") on February 28, 2001 from Cousins Properties Incorporated. This acquisition, which represents the largest single asset purchase in the history of WRI, is a 480,000-square-foot power center in Orlando, Florida. The center was sold to Weingarten Realty Investors for $54 million. Colonial Plaza Market Center is located on 46 acres on East Colonial Drive (Highway 50) at Bumby Avenue two miles from downtown Orlando. The center is anchored by Babies "R" Us, Barnes & Noble, Circuit City, Just For Feet, Linens 'N Things, Marshalls, Old Navy, Rhodes Furniture, Ross Dress For Less, Stein Mart and Staples. The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

Basis of Presentation - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of the Company.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of Colonial have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of Colonial.

Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year.

Use of Estimates - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 2000 is:



          2001 . . . . . . $ 5,126,443
          2002 . . . . . .   4,696,840
          2003 . . . . . .   4,524,048
          2004 . . . . . .   4,311,204
          2005 . . . . . .   4,139,088
          Thereafter . . . $19,344,865


                                       *****


                          Weingarten Realty Investors
              Pro Forma Condensed Statement of Consolidated Income
                         Six Months Ended June 30, 2001
                                  (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income and Pro Forma Condensed Balance Sheet are presented as if (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2001. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 2001, nor does it purport to represent the results of operations for future periods.



                                                                Adjustment      Adjustment
                                                               for Acquired      for Other            Pro
                                                  Historical   Properties(A)   Acquisitions(B)       Forma
                                                  ----------   -------------   ---------------   -----------
Revenue:

    Rentals                                       $ 143,511      $   10,616       $   7,289       $ 161,416
    Interest                                          1,785                              17           1,802
    Other                                             2,485              27             (58)          2,454
                                                  ----------   -------------   ---------------   -----------
        Total Revenue                               147,781          10,643           7,248         165,672
                                                  ----------   -------------   ---------------   -----------

Expenses:

    Operating                                        20,912           1,578           1,113          23,603
    Ad Valorem Taxes                                 18,193             996             668          19,857
    Depreciation & Amortization                      32,466           1,540           1,149          35,155
    Interest                                         25,395           5,159           3,318          33,872
    General &  Administrative                         5,104              40               7           5,151
                                                  ----------   -------------   ---------------   -----------
          Total Expenses                            102,070           9,313           6,255         117,638
                                                  ----------   -------------   ---------------   -----------

Income from Operations                               45,711           1,330             993          48,034
Minority Interest in Income of Partnerships          (1,366)                                         (1,366)
Gain on Sales of Property and Securities              4,984                                           4,984
Equity in Earnings of Joint Ventures                  2,054                                           2,054
                                                  ----------   -------------   ---------------   -----------
Net Income                                        $  51,383      $    1,330       $     993       $  53,706
                                                  ==========   =============   ===============   ===========

Net Income Available to Common Shareholders:
  Shareholders:
    Basic                                         $  41,363      $    1,330       $     993       $  43,686
                                                  ==========   =============   ===============   ===========
    Diluted                                       $  41,427      $    1,330       $     993       $  43,750
                                                  ==========   =============   ===============   ===========

Net Income per Common Share - Basic               $    1.33                                       $    1.40
                                                  ==========                                     ===========
Net Income per Common Share - Diluted             $    1.33                                       $    1.40
                                                  ==========                                     ===========

Weighted Average Number of Shares Outstanding:
    Basic                                            31,105                                          31,105
                                                  ==========                                     ===========

    Diluted                                          31,251                                          31,251
                                                  ==========                                     ===========


                          Weingarten Realty Investors
                       Pro Forma Condensed Balance Sheet
                              As of June 30, 2001
                                  (Unaudited)

                                 (in thousands)




                                                                Adjustment
                                                                   for            Pro
                                                 Historical    Acquisitions      Forma
                                                ------------  --------------  -----------
Assets:

      Property                                  $ 2,166,717   $      63,287   $2,230,004
      Accumulated Depreciation                     (388,117)         (2,689)    (390,806)
                                                ------------  --------------  -----------
          Property - net                          1,778,600          60,598    1,839,198
      Investment in Real Estate Joint Ventures       27,458                       27,458
                                                ------------  --------------  -----------
            Total                                 1,806,058          60,598    1,866,656


      Notes Receivable from Joint Ventures and
        Partnerships                                 43,499                       43,499
      Unamortized Debt and Lease Costs               37,814                       37,814
      Accrued Rent and Accounts Receivable           20,998                       20,998
      Other                                          31,763           5,012       36,775
                                                ------------  --------------  -----------
                         Total                  $ 1,940,132   $      65,610   $2,005,742
                                                ============  ==============  ===========


Liabilities and Equity:

Debt                                            $ 1,003,364   $      63,287   $1,066,651
Accounts Payable and Accrued Expenses                59,815                       59,815
Other                                                 5,961                        5,961
                                                ------------  --------------  -----------

Total                                             1,069,140          63,287    1,132,427
                                                ------------  --------------  -----------

Minority Interest                                    31,076                       31,076
                                                ------------  --------------  -----------

Shareholders' Equity                                839,916           2,323      842,239
                                                ------------  --------------  -----------

                         Total                  $ 1,940,132   $      65,610   $2,005,742
                                                ============  ==============  ===========


                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                         SIX MONTHS ENDED JUNE 30, 2001
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The aggregate purchase price for the acquisitions described below (the "Acquired Properties") was $332.2 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were funded under the Company's revolving credit facility (average rate of 5.50%) with the exception of a $131.9 million of debt (average rate of 8.33%) which was assumed by the Company. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.

On April 2, 2001, WRI purchased 19 supermarket-anchored shopping centers, aggregating 2.5 million square feet from Burnham Pacific Properties, Inc. These properties (the "Golden State Portfolio") are over 96% leased and are located in the Sacramento/San Francisco Bay area (13 properties) and in the Los Angeles area (six properties).

On February 28, 2001, WRI purchased a 480,000-square-foot center in Orlando, Florida. Colonial Plaza Market Center is located on 46 acres on East Colonial Drive (Highway 50) at Bumby Avenue two miles from downtown Orlando. The center is anchored by Babies "R" Us, Barnes & Noble, Circuit City, Just For Feet, Linens 'N Things, Marshalls, Old Navy, Rhodes Furniture, Ross Dress For Less, Stein Mart and Staples.

B)     OTHER  ACQUISITIONS

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") totaled $128.9 million. The purchase price is allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were or will be funded under the Company's revolving credit facility (average rate of 5.50%) with the exception of $15,091 of debt (average interest rate of 8.12%) which was assumed by the Company. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Other Acquisitions.

On May 15, we acquired four supermarket-anchored shopping centers in the Memphis, Tennessee market area. Three of the centers are anchored by Kroger and the fourth is anchored by Seessel's (owned by Albertson's). Other anchor retailers include Walgreen Drugs and Stein Mart. These properties total nearly 617,000 square feet and were over 92% leased in the aggregate.

On June 6, we purchased the Venice Pines Shopping Center in Venice, Florida, our fourth property in the state of Florida. This 97,000 square foot center is anchored by Kash N Karry Supermarket and is 91% leased.

On June 29, we purchased Parkway Pointe Shopping Center in Cary, North Carolina, a suburb of Raleigh. Anchored by Food Lion, Eckerd Drugs and Ace Hardware, the center was 95% leased upon acquisition.

In August, we acquired the Boca Lyons Shopping Center in Boca Raton, Florida. This center is anchored by Ross Dress for Less, Ethan Allen Furniture, Sun Trust Bank and World Savings. This 113,000 square foot center was 94% leased upon acquisition.

In September, we purchased Winter Park Corners in Winter Park, Florida. This 103,000 square foot center is anchored by Whole Foods and the Orange County Courthouse and was 100% leased at the date of purchase.

On October 18, 2001, we purchased Oak Hill Industrial Park (I and II). This property is located in southwest Austin on Industrial Oaks Blvd., just north of I-71. It consists of two buildings constructed in two phases, in 1982 and 1984.

On October 25, 2001, we purchased Sunset Point Shopping Center in Clearwater, Florida. This 236,000 square foot center is anchored by Publix, Old Navy, Barnes & Noble and Eckerds.



                           WEINGARTEN REALTY INVESTORS
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001
                                   (Unaudited)

                                 (in thousands)




Revenue . . . . . . . . . . . . . . . . . . . . . . . . .  $30,169

Expenses:
      Operating . . . . . . . . . . . . . . . . . . . . .    4,124
      Ad Valorem Taxes. . . . . . . . . . . . . . . . . .    2,941
      Depreciation & Amortization . . . . . . . . . . . .    4,611
      Interest. . . . . . . . . . . . . . . . . . . . . .   14,726
                                                           --------
          Total Expenses. . . . . . . . . . . . . . . . .   26,402
                                                           --------

Estimated Taxable Operating Gain. . . . . . . . . . . . .    3,767

Add back depreciation & amortization. . . . . . . . . . .    4,611
                                                           --------

Estimated Cash to be Made Available from Operations . . .  $ 8,378
                                                           ========


Note: This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results for all properties acquired by WRI during the six months ended June 30, 2001 and does not purport to reflect actual results for any period.




(c)  Exhibits

     Exhibit  Number     Description
     ---------------      -----------
     23.1          Consent  of  Deloitte  &  Touche  LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WEINGARTEN  REALTY  INVESTORS
                                            -----------------------------
                                                   (Registrant)



                                            BY:  /s/  Joe  D.  Shafer
                                                -------------------------
                                                    Joe D. Shafer
                                             Vice President/Controller
                                           (Principal Accounting Officer)




DATE:     October  26,  2001